UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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[ ]	Preliminary Proxy Statement
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[ ]	Definitive Proxy Statement
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MERITOR, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! MERITOR, INC. 2022 Annual Meeting Vote by January 26, 2022 11:59 PM ET. For shares held in a Plan, vote by January 25, 2022 11:59 PM ET.
MERITOR, INC. 2135 W. MAPLE RD. TROY, MI 48084

D63329-P64156

You invested in MERITOR, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on January 27, 2022.

Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 13, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote in Person at the Meeting* January 27, 2022 9:30 a.m.
The Westin Detroit Metropolitan Airport 2501 World Gateway Place Detroit, Michigan 48242

*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items				Board Recommends
Proposal 1 -	The election of directors - nominees for a term expiring in 2023: Nominees:
	01) Ivor J. Evans 02) William R. Newlin 03) Thomas L. Pajonas	04) Chris Villavarayan 05) Jan A. Bertsch 06) Rodger L. Boehm	07) Lloyd G. Trotter	For
Proposal 2 -	To approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement;			For
Proposal 3 -	To consider and vote upon a proposal to approve the selection by the Audit Committee of the Board of Directors of the firm of Deloitte & Touche LLP as auditors of the Company;			For
Proposal 4 -	To transact such other business as may properly come before the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D63330-P64156